PROSPECTUS Dated                      Pricing Supplement No. 91
October 1, 1997                       Effective March 16, 1998




                  U.S. $1,000,000,000         Rule 424 (b)(3)
                                          Registration Statement
              FORD MOTOR CREDIT COMPANY        No. 33-62973

            VARIABLE DENOMINATION FLOATING
                  RATE DEMAND NOTES


                  -----------------


                Interest Rate Per Annum
                -----------------------

Period      Tier One Notes    Tier Two Notes    Tier Three Notes
Beginning   Under $15,000     $15,000-$49,999   $50,000 and over
---------   -------------     ---------------   ----------------

3/16/98        5.26%              5.46%             5.66%